Exhibit 99.2 FannieMae FinancialSupplement Q4Yearand2018Full February 14, 2019 14, February © 2019 Fannie Mae. Trademarks of Fannie Mae.Fannie TrademarksMae.of © Fannie 2019

§ Some of the terms and other information in this presentation are defined and discussed more fully in Fannie Mae’s Form 10-K for the year ended December 31, 2018 (“2018 Form 10-K”). This presentation should be reviewed together with the 2018 Form 10-K, which is available at www.fanniemae.com in the “About Us—Investor Relations—SEC Filings” section. Information on or available through the company's website is not part of this supplement. § Some of the information in this presentation is based upon information from third-party sources such as sellers and servicers of mortgage loans. Although we generally consider this information reliable, we do not independently verify all reported information. § Due to rounding, amounts reported in this presentation may not add to totals indicated (or 100%). § Unless otherwise indicated, data is as of December 31 or for the full year indicated. § Note references are to endnotes, appearing on pages 22 to 24. § Terms used in presentation CAS: Connecticut Avenue Securities® CIRT™: Credit Insurance Risk Transfer™ CRT: credit risk transfer DTI ratio: Debt-to-income ratio DUS ® : Fannie Mae’s Delegated Underwriting and Servicing program GDP: U.S. gross domestic product HARP ® : Home Affordable Refinance Program, which allows eligible Fannie Mae borrowers with high LTV ratio loans to refinance into more sustainable loans LTV ratio: loan-to-value ratio MSA: metropolitan statistical area MTMLTV ratio: mark-to-market loan-to-value ratio OLTV ratio: origination loan-to-value ratio Refi Plus™: our Refi Plus initiative, which offers refinancing flexibility to eligible Fannie Mae borrowers REO: real estate owned TCCA: Temporary Payroll Tax Cut Continuation Act of 2011 UPB: unpaid principal balance DSCR: Debt Service Coverage Ratio © 2019 Fannie Mae. Trademarks of Fannie Mae. 2018 Financial Supplement 1

Table of Contents Financial Overview Corporate Financial Highlights 4 Market Liquidity 5 Key Market Economic Indicators 6 Treasury Draws and Dividend Payments 7 Single-Family Business Single-Family Highlights 9 Certain Credit Characteristics of Single-Family Loan Acquisitions 10 Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business 11 Single-Family Credit Risk Transfer 12 Single-Family Problem Loan Statistics 13 Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business 14 Single-Family Cumulative Default Rates 15 Multifamily Business Multifamily Highlights 17 Certain Credit Characteristics of Multifamily Acquisitions 18 Certain Credit Characteristics of Multifamily Guaranty Book of Business 19 Multifamily Serious Delinquency Rates and Credit Losses 20 Endnotes Financial Overview Endnotes 22 Single-Family Business Endnotes 23 Multifamily Business Endnotes 24 © 2019 Fannie Mae. Trademarks of Fannie Mae. 2018 Financial Supplement 2

Financial Overview © 2019 Fannie Mae. Trademarks of Fannie Mae. 2018 Financial Supplement 3

Corporate Financial Highlights

Summary of 2018 Financial Results

	2018	2017	Variance
Net interest income	$20,951	$20,733	$218
Fee and other income	979	2,227	(1,248)
Net revenues	21,930	22,960	(1,030)
Investment gains, net	952	1,522	(570)
Fair value gains (losses), net	1,121	(1,211)	2,332
Administrative expenses	(3,059)	(2,737)	(322)
Credit-related income			
Benefit for credit losses	3,309	2,041	1,268
Foreclosed property expense	(617)	(521)	(96)
Total credit-related income	2,692	1,520	1,172
Temporary Payroll Tax Cut Continuation Act of 2011 (TCCA) fees	(2,284)	(2,096)	(188)
Other expenses, net	(1,253)	(1,511)	258
Income before federal income taxes	20,099	18,447	1,652
Provision for federal income taxes	(4,140)	(15,984)	11,844
Net income	$15,959	$2,463	$13,496
Other comprehensive loss	(348)	(206)	(142)
Total comprehensive income	$15,611	$2,257	$13,354

Sources of Net Interest Income and Retained Mortgage Portfolio Balance



100%
80%
60%
40%
20%
0%
% Net Interest Income
$413.3
$345.1
$272.4
$230.8
$179.2
2014
2015
2016
2017
2018
$1,000
$800
$600
$400
$200
$0
Retained Mortgage Portfolio ($) Billions
Net interest income from retained mortgage portfolio and other activities
Net interest income from guaranty fees and other consolidated trust income(1)
Retained mortgage portfolio at end of period

Key Highlights

- Fannie Mae reported net income of $16.0 billion for 2018 and $3.2 billion for Q4 2018, reflecting the strength of the company's underlying business fundamentals.
- The increase in pre-tax income in 2018, compared with 2017, was driven primarily by a shift to fair value gains from fair value losses and an increase in credit-related income, partially offset by a decrease in fee and other income.
- The $16.0 billion net income for 2018 compares with $2.5 billion in 2017. The increase was driven primarily by the absence of a $9.9 billion one-time charge for federal income taxes recorded in 2017 and the lower corporate tax rate in effect as a result of the Tax Cuts and Jobs Act of 2017.

© 2019 Fannie Mae. Trademarks of Fannie Mae.

2018 Financial Supplement 4

Market Liquidity Key Highlights: Providing Liquidity to the Mortgage Market Liquidity Provided Fannie Mae provided $512 billion in liquidity to the mortgage market in 2018, through its purchases of loans and guarantees of loans and securities, which enabled the financing of approximately 1.9 million loans acquired, of which 1.2 million were home purchases and 0.7 million were refinancings. 3.0M 0.7M 0.8M 2.5M 1.2M 0.6M 0.8M Home Purchases 0.4M 2.0M 1.1M 1.0M 1.2M 1.5M 713K 0.9M Refinancings 1.2M 1.0M 1.4M 1.2M 1.0M 777K 0.5M 0.9M 0.7M Rental Units 0.0M 2014 2015 2016 2017 2018 Rental Units Mortgage Refinancings (Loans) Home Purchases (Loans) © 2019 Fannie Mae. Trademarks of Fannie Mae. 2018 Financial Supplement 5

Key Market Economic Indicators

Benchmark Interest Rates



Rate (as of period end)
4.0%
2.0%
0.0%
2.83%
3.00%
3.13%
3.00%
3.50%
2.68%
2.17%
2.27%
2.41%
2.44%
2.66%
1.18%
2.08%
0.90%
1.45%
12/31/2014
12/31/2015
12/31/2016
12/31/2017
12/31/2018
10-year Treasury rate
2-year swap rate
30-year Fannie MBS par coupon rate

Single-Family Home Price Growth Rate[(2)]



Home Price Growth
6.0%
4.0%
2.0%
0.0%
4.1%
4.5%
5.6%
5.6%
5.6%
2014
2015
2016
2017
2018
Change based on Fannie Mae national home price index

U.S. GDP Growth Rate and Unemployment Rate[(3)]



Rate (as of period end)
6.0%
4.0%
2.0%
0.0%
5.6%
5.0%
4.7%
4.1%
3.9%
2.5%
2.9%
1.6%
2.2%
3.4%
2014
2015
2016
2017
2018
U.S. GDP Growth Rate, annualized for most recent period
U.S. Unemployment Rate

One Year Home Price Change as of Q4 2018[(2)]
United States 5.6%



WA
OR
ID
MT
WY
ND
SD
NE
MN
WI
MI
IA
IL
IN
OH
PA
NY
NH
ME
MA
NJ
MD
DE
WV
VA
KY
MO
KS
CO
UT
NV
CA
AZ
NM
OK
TX
AR
LA
MS
AL
TN
NC
SC
GA
FL
AK
HI

Top 10 States by UPB[(2)]

	State Home Price Growth Rate	Share of Fannie Mae Single-Family Conventional Guaranty Book
CA	6.7%	19.3%
TX	3.6%	6.4%
FL	7.5%	5.7%
NY	5.8%	4.9%
WA	7.8%	3.7%
IL	3.5%	3.6%
NJ	4.3%	3.5%
VA	3.6%	3.4%
CO	7.2%	3.1%
PA	5.2%	3.0%

State Growth Rate
- 0 to 4.9%
- 5 to 9.9%
- 10% and above

© 2019 Fannie Mae. Trademarks of Fannie Mae.

2018 Financial Supplement 6

Treasury Draws and Dividend Payments Treasury Draws and Dividend Payments: 2008 - 2018 $180.0 $175.8 $160.0 $144.8 $140.0 $119.8 $120.0 $116.1 $100.0 ( $ ) B i $80.0 l l i o n s $60.0 $40.0 $20.0 $12.0 $9.6 $9.4 $3.7 $0.0 $0.0 $0.0 (4) Draws from2008-D20iv1i5dend payments Draws from 20D16ividend payments Draws from 20D1i7vidend payments Draws from 201D8ividend payments Draws from TotDailvidend payments Treasury to Treasury Treasury to Treasury Treasury to Treasury Treasury to Treasury Treasury to Treasury (5) Draws from Treasury Dividend payments to Treasury © 2019 Fannie Mae. Trademarks of Fannie Mae. 2018 Financial Supplement 7

Single-Family Business © 2019 Fannie Mae. Trademarks of Fannie Mae. 2018 Financial Supplement 8

Single-Family Highlights

2018

$18,162M
Net interest income

$2,709M
Credit-related income

$1,210M
Fair value gains, net

$850M
Investment gains, net

$13,746M
Net income

Single-Family Conventional Loan Acquisitions[1]



$200
$150
$100
$50
$0
UPB ($) Billions
Basis Points
50
40
30
20
10
0
41.7
42.9
47.8
49.7
48.5
$128
$59
$69
$112
$52
$60
$110
$39
$72
$122
$35
$88
$101
$31
$70
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Refinance
Purchase
Average charged guaranty fee on new acquisitions, net of TCCA (bps)[2]

Conventional Guaranty Book of Business[1]



$4,000
$3,000
$2,000
$1,000
$0
UPB ($) Billions
Basis Points
50
40
30
20
10
0
42.3
42.3
42.5
42.8
43.0
$2,850
$2,870
$2,877
$2,890
$2,901
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Average charged guaranty fee on conventional guaranty book, net of TCCA (bps)[2]
Average UPB outstanding of Single-Family conventional guaranty book

2018 Market Share: Single-Family Mortgage Acquisitions



Private-label securities
3%
Held by lender
27%
Fannie Mae
27%
Ginnie Mae
24%
Freddie Mac
19%

Key Highlights

- Single-family net income was $13.7 billion in 2018, compared with $1.5 billion in 2017. The increase was driven primarily by the absence of a one-time charge for federal income taxes recorded in 2017 that resulted from the enactment of the Tax Cuts and Jobs Act of 2017.
- Single-family net income was $2.7 billion in Q4 2018, compared with $3.5 billion in Q3 2018. The decrease was driven primarily by fair value losses in Q4 compared with fair value gains in Q3, driven by a decrease in interest rates in Q4.
- The single-family guaranty book of business continued to grow in Q4 2018, while the average charged guaranty fee (net of TCCA fees) on the single-family guaranty book in Q4 was relatively consistent with the prior quarter at 43 basis points.

© 2019 Fannie Mae. Trademarks of Fannie Mae.

2018 Financial Supplement 9

Certain Credit Characteristics of Single-Family Loan Acquisitions

Certain Credit Characteristics of Single-Family Conventional Loans by Acquisition Period

2018 Acquisition Credit Profile by Certain Product Features

Categories are not mutually exclusive	Q4 2017	Full Year 2017	Q1 2018	Q2 2018	Q3 2018	Q4 2018	Full Year 2018	Loans with OLTV Ratio > 90%	Loans with FICO Credit Score < 660[3]	Loans with DTI Ratio > 45%[4]
Total Unpaid Principal Balance (UPB) ($B)	$127.9	$501.8	$112.2	$110.5	$122.3	$101.1	$446.1	$100.5	$26.5	$110.5
Total UPB excluding Refi Plus ($B)	$125.2	$487.7	$110.3	$109.1	$121.4	$100.3	$441.1	$99.9	$25.2	$110.5
Weighted Average Origination LTV (OLTV) Ratio	76%	75%	75%	77%	78%	78%	77%	96%	75%	77%
Origination LTV Ratio > 90%	18%	18%	19%	23%	24%	25%	23%	100%	18%	23%
Weighted Average FICO® Credit Score[3]	743	745	743	743	743	742	743	738	641	734
FICO Credit Score < 660[3]	6%	6%	6%	6%	6%	6%	6%	5%	100%	7%
DTI Ratio > 45%[4]	19%	10%	23%	26%	25%	26%	25%	25%	29%	100%
Fixed-rate	98%	97%	98%	98%	98%	99%	98%	100%	100%	99%
Condo/Co-op	10%	10%	9%	10%	10%	10%	10%	9%	7%	10%

Origination Loan-to-Value Ratio



Weighted Average OLTV Ratio
Origination LTV > 90%
100%
80%
60%
40%
20%
0%
40%
30%
20%
10%
0%
77%
75%
74%
75%
77%
18%
16%
15%
18%
23%
2014
2015
2016
2017
2018
OLTV > 90%
Weighted Average OLTV Ratio

FICO Credit Score[3]



Weighted Average FICO Credit Score
FICO Credit Score < 660
800
600
400
200
0
14%
12%
10%
8%
6%
4%
2%
0%
744
748
750
745
743
7%
5%
4%
6%
6%
2014
2015
2016
2017
2018
FICO Credit Score < 660
Weighted Average FICO Credit Score

Acquisitions by Loan Purpose



Share of Acquisitions
100%
80%
60%
40%
20%
0%
12%
20%
16%
52%
30%
19%
45%
33%
19%
44%
20%
22%
56%
12%
22%
65%
2014
2015
2016
2017
2018
Refi Plus including HARP
Refinance (excluding cash-out & Refi Plus)
Cash-out refinance
Purchase

© 2019 Fannie Mae. Trademarks of Fannie Mae.

2018 Financial Supplement 10

Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business

Certain Credit Characteristics of Single-Family Conventional Guaranty Book of Business by Origination Year and Product Features[5]

As of December 31, 2018[1] **Categories are not mutually exclusive**	Overall Book	Origination Year: 2004 & Earlier	2005-2008	2009-2015	2016	2017	2018	Certain Product Features: Refi Plus Including HARP	Alt-A[6]	Loans with FICO Credit Score < 660[3]	Origination LTV Ratio > 90%
Total Unpaid Principal Balance (UPB) ($B)	$2,903.3	$79.5	$135.9	$1,409.2	$463.4	$432.0	$383.4	$330.3	$56.1	$192.6	$516.5
Average Unpaid Principal Balance	$170,076	$71,374	$123,457	$156,287	$213,468	$216,565	$228,998	$133,970	$133,830	$134,921	$179,134
Share of Single-Family Conventional Guaranty Book	100%	3%	5%	49%	16%	15%	13%	11%	2%	7%	18%
Serious Delinquency Rate[7]	0.76%	2.69%	4.61%	0.43%	0.26%	0.23%	0.05%	0.69%	3.35%	3.48%	1.18%
Weighted Average Origination LTV Ratio	75%	74%	76%	75%	74%	76%	78%	86%	80%	79%	100%
Origination LTV Ratio > 90%	18%	14%	15%	17%	16%	19%	23%	38%	19%	24%	100%
Weighted Average Mark-to-Market LTV Ratio[8]	57%	38%	61%	48%	60%	68%	75%	53%	58%	60%	77%
Weighted Average FICO Credit Score[3]	746	700	695	752	751	744	742	730	709	629	733
Share of Loans with Credit Enhancement[9]	47%	7%	18%	37%	64%	71%	55%	11%	8%	36%	76%
Fixed-rate	98%	88%	92%	98%	99%	98%	99%	99%	89%	98%	99%

Weighted Average Mark-To-Market Loan-to-Value (MTMLTV) Ratio[10]



70%
60%
50%
40%
30%
20%
10%
0%
Weighted Average MTMLTV
64%
62%
60%
58%
57%
5%
3%
2%
1%
0%
10%
8%
6%
4%
2%
0%
% MTMLTV > 100%
2014
2015
2016
2017
2018
% MTMLTV > 100%
Weighted Average MTMLTV

FICO Credit Score[3]



800
600
400
200
0
Weighted Average FICO Credit Score
744
744
745
745
746
8%
8%
7%
7%
7%
20%
15%
10%
5%
0%
% FICO Credit Score < 660
2014
2015
2016
2017
2018
% FICO Credit Score < 660
Weighted Average FICO Credit Score

Serious Delinquency Rate by Vintage[7]



8.0%
6.0%
4.0%
2.0%
0.0%
Serious Delinquency Rate
8.39%
7.60%
6.39%
6.55%
4.61%
3.26%
3.06%
2.82%
3.28%
2.69%
1.89%
1.55%
1.20%
1.24%
0.76%
0.35%
0.36%
0.36%
0.53%
0.34%
2014
2015
2016
2017
2018
Total single-family conventional guaranty book of business
2004 and Prior
2005-2008
2009-2018

© 2019 Fannie Mae. Trademarks of Fannie Mae.

2018 Financial Supplement 11

Single-Family Credit Risk Transfer

Single-Family Loans Included in Credit Risk Transfer Transactions, Balance of Covered Loans



$1,500
$1,000
$500
$0
UPB ($) Billions
40%
30%
20%
10%
0%
% Single-Family Conventional Guaranty Book
9%
15%
22%
32%
39%
$250
$429
$628
$927
$1,143
2014
2015
2016
2017
2018
% Single-family conventional guaranty book in a CRT transaction
UPB outstanding of loans in a CRT transaction(13)

Single-Family Loans with Credit Enhancement

Credit Enhancement Outstanding UPB in ($) Billions	2016 Outstanding UPB	2016 Percent of Book Outstanding	2017 Outstanding UPB	2017 Percent of Book Outstanding	2018 Outstanding UPB	2018 Percent of Book Outstanding
Primary mortgage insurance & other[11]	$509	18%	$566	20%	$618	21%
Connecticut Avenue Securities® (CAS)[12]	$503	18%	$681	24%	$798	27%
Credit Insurance Risk Transfer™ (CIRT™)[13]	$101	4%	$181	6%	$243	8%
Lender risk-sharing[12]	$23	1%	$65	2%	$102	4%
(Less: loans covered by multiple credit enhancements)	($211)	(8%)	($335)	(12%)	($394)	(13%)
Total UPB of single-family loans with credit enhancement	$925	33%	$1,158	40%	$1,367	47%

Single-Family Credit Risk Transfer Issuance



$400
$300
$200
$100
$0
UPB ($) Billions
$32
$27
$233
$222
$239
$189
$40
$331
$240
$76
$410
$44
$265
$102
$338
$45
$206
$86
2013
2014
2015
2016
2017
2018
Lender risk-sharing
Connecticut Avenue Securities
Credit Insurance Risk Transfer

Note: CRT issuance volumes are driven by recent acquisition activity.

© 2019 Fannie Mae. Trademarks of Fannie Mae.

2018 Financial Supplement 12

Single-Family Problem Loan Statistics

Single-Family Serious Delinquency Rate by State as of December 31, 2018[10]



WA
MT
ND
MN
OR
ID
SD
WI
WY
MI
NE
IA
NV
UT
CO
KS
MO
IL
IN
OH
PA
NY
CA
KY
WV
VA
NH
MA
ME
NJ
MD
DE
OK
AR
TN
NC
SC
AZ
NM
MS
AL
GA
TX
LA
FL
AK
HI
PR
VI
Less than 0.50%
0.50% to 0.99%
1.00% to 1.99%
3.00% and Above

Top 10 States by UPB

State	Serious Delinquency Rate	Average Months to Foreclosure[14]
CA	0.34%	20
TX	0.62%	23
FL	1.16%	46
NY	1.40%	66
WA	0.38%	36
IL	0.98%	23
NJ	1.38%	55
VA	0.54%	14
CO	0.23%	17
PA	1.07%	24

Single-Family Loan Workouts



UPB ($) Billions
$40
$30
$20
$10
$0
164.6K
$28.3
$6.6
$21.7
122.3K
$20.7
$4.2
$16.6
103.5K
$17.5
$3.1
$14.4
100.6K
$16.7
$2.1
$14.6
118.1K
$19.0
$17.9
2014
2015
2016
2017
2018
200
150
100
50
0
Number of Loan Workouts (Thousands)
Foreclosure Alternatives(15)
Home Retention Solutions(16)
Loan Workouts (in Thousands)

REO Ending Inventory



REO Ending Inventory
100K
80K
60K
40K
20K
0K
87K
57K
38K
26K
20K
2014
2015
2016
2017
2018

© 2019 Fannie Mae. Trademarks of Fannie Mae.

2018 Financial Supplement 13

Credit Loss Concentration of Single-Family Conventional Guaranty Book of Business (18) (17) % of Single-Family Credit Losses % of Single-Family Conventional Guaranty Book of Business For the Period Ended Certain Product Features Categories are not mutually exclusive 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 Alt-A(9) 4.2% 3.7% 3.1% 2.5% 1.9% 17.4% 29.3% 24.9% 21.9% 22.4% Interest Only 2.5% 2.1% 1.7% 1.2% 0.8% 10.2% 18.0% 12.2% 15.7% 15.4% Origination LTV Ratio > 90% 15.9% 16.3% 16.4% 16.7% 17.8% 15.3% 16.4% 21.9% 23.9% 21.4% (3) FICO Credit Score < 660 and Origination LTV Ratio > 90% 2.0% 2.0% 1.8% 1.7% 1.6% 6.6% 6.5% 8.8% 9.0% 8.8% (3) FICO Credit Score < 660 8.0% 7.8% 7.3% 7.0% 6.6% 29.7% 29.7% 35.8% 33.0% 34.0% Refi Plus including HARP 19.1% 17.6% 15.4% 13.2% 11.4% 10.4% 7.8% 14.0% 15.9% 13.2% Vintage 2014 2015 2016 2017 2018 2014 2015 2016 2017 2018 2009 - 2018 80.5% 84.1% 87.4% 90.3% 92.6% 13.3% 10.3% 19.0% 23.1% 20.4% 2005 – 2008 12.2% 10.1% 8.1% 6.2% 4.7% 74.7% 77.6% 64.7% 64.8% 65.8% 2004 & Prior 7.3% 5.8% 4.5% 3.5% 2.7% 12.0% 12.1% 16.4% 12.2% 13.8% % of Single-Family Conventional Guaranty Book of Business % of Q4 2018 Single-Family Credit Losses by State by State as of December 31, 2018 4.9% 8.1% 3.5% 3.6% 10.0% 5.7% 10.3% 100% 100% 49.0% $2.9T $2.6B 19.3% 62.9% 12.2% 10.5% All Other States Florida New Jersey All Other States Florida New Jersey California Illinois New York California Illinois New York © 2019 Fannie Mae. Trademarks of Fannie Mae. 2018 Financial Supplement 14

Single-Family Cumulative Default Rates (19) Cumulative Default Rates of Single-Family Conventional Guaranty Book of Business by Origination Year 2007 2006 14.0% 12.0% 10.0% 2005 8.0% C u 2008 m 6.0% u l a t i v e D 2004 e f a 4.0% u l t R a t e 2003 2.0% 2009 2010 2014 2012 2011 2015 2013 2002 2018 2017 2016 0.0% Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y Y r r r Y r r Y r r Y r r r r r r r r r r r r r r r r r r r r r r r r r r r r r 1 r 7 5 1 3 1 2 1 4 6 9 r r r 8 7 7 r 7 5 5 5 3 2 3 3 4 6 9 2 2 4 6 9 4 6 9 8 8 8 r r r - 1 - 1 - 1 1 - - 1 - - - - - - - - - 1 1 - 1 - - - - - Q - - - - - - - - - - - - - 1 - - - Q Q Q Q 1 1 1 Q 0 Q Q Q Q Q Q Q Q Q Q Q Q 0 Q 0 Q 0 Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q Q - - - - 1 - Q 3 2 4 1 1 - Q - 1 - Q Q 1 3 1 1 1 2 4 3 2 4 1 3 2 4 3 2 3 4 3 3 2 2 2 4 4 4 3 2 4 Q Q Q Q 1 3 2 Time Since Beginning of Origination Year 4 1 3 2 4 2002 2004 2006 2008 2010* 2012* 2014* 2016* 2018* 2003 2005 2007 2009* 2011* 2013* 2015* 2017* * As of December 31, 2018, cumulative default rates on loans originated from 2009-2018 were less than 1% © 2019 Fannie Mae. Trademarks of Fannie Mae. 2018 Financial Supplement 15

Multifamily Business © 2019 Fannie Mae. Trademarks of Fannie Mae. 2018 Financial Supplement 16

Multifamily Highlights

2018

$2,789M
Net interest income

$529M
Fee and other income

$89M
Fair value losses

$17M
Credit-related expense

$2,213M
Net income

Acquisitions


UPB ($) Billions
$0.0
$5.0
$10.0
$15.0
$20.0
$20.3
$11.3
$14.5
$18.2
$21.4
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Other rental business volume
Multifamily new business volume

Guaranty Book of Business[1]


UPB ($) Billions
$0
$100
$200
$300
$400
96%
97%
97%
97%
98%
$277.3
$281.3
$287.6
$296.1
$305.9
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
0%
20%
40%
60%
80%
100%
Share of Multifamily Guaranty Book with Lender Risk Sharing
Share of guaranty book with lender risk-sharing
UPB outstanding of Multifamily guaranty book of business

Multifamily Guaranty Fee and Credit Loss (Benefit) Ratio[2]


Basis Points
0
20
40
60
80
100
78.7
78.9
78.6
77.0
75.4
(0.7)
0.6
0.6
1.0
0.3
Q4 2017
Q1 2018
Q2 2018
Q3 2018
Q4 2018
Annualized credit loss (benefit) ratio
Average charged guaranty fee at end of period (bps)

Key Highlights

- Multifamily net income was $2.2 billion in 2018 and $580 million in Q4 2018. Net income increased in 2018 driven primarily by the absence of a one-time charge for federal income taxes recorded in 2017 that resulted from the enactment of the Tax Cuts and Jobs Act of 2017.
- Fannie Mae continued to share credit risk with lenders on nearly 100% of the company's new business through its Delegated Underwriting and Servicing (DUS®) program. In addition, the company completed its third and fourth multifamily Credit Insurance Risk Transfer™ (CIRT™) transactions in 2018, which covered approximately $22 billion in loans.
- The multifamily guaranty book of business continued to grow in Q4 2018 reaching over $300 billion, while the average charged guaranty fee on the multifamily book decreased slightly to 75.4 basis points as of December 31, 2018.

© 2019 Fannie Mae. Trademarks of Fannie Mae.

2018 Financial Supplement 17

Certain Credit Characteristics of Multifamily Acquisitions Certain Credit Chacteristics of Multifamily Loans by Acquisition Period Categories are not mutually exclusive 2014 2015 2016 2017 2018 Total Unpaid Principal Balance (UPB) ($B) $28.9 $42.4 $55.3 $67.1 $65.4 Weighted Average Origination LTV Ratio 68% 68% 68% 67% 65% Loan Count 2,361 2,869 3,335 3,861 3,723 (3) % Lender Recourse 99% 99% 99% 100% 100% (4) % DUS™ 99% 99% 99% 98% 99% Top 10 MSAs by 2018 Origination Loan-to-Value Ratio Acquisitions by Note Type Acquisition UPB 100% 100% $2.4B $2.6B 11% 21% 23% 20% $1.6B 28% 80% 80% 48% 48% 50% $3.5B 57% 66% $1.8B 60% 60% Share of Acquistions: 39.5% $1.6B Total UPB: $25.8B 89% 40% 40% 79% 80% $2.3B 72% 77% S S h h a a r 51% 51% 49% r e $2.2B e 43% o 20% o 20% f f 33% A A c c q q u u i $4.3B i s s i 0% i 0% t $3.5B t i i o o n 2014 2015 2016 2017 2018 n 2014 2015 2016 2017 2018 s s % OLTV less than or equal to 70% Atlanta Phoenix Variable Rate % OLTV greater than 70% and less than or equal to 80% Dallas San Diego Fixed Rate % OLTV greater than 80% Houston San Francisco Los Angeles Seattle New York Washington, DC © 2019 Fannie Mae. Trademarks of Fannie Mae. 2018 Financial Supplement 18

Certain Credit Characteristics of Multifamily Guaranty Book of Business

Certain Credit Characteristics of Multifamily Book of Business by Acquisition Year, Asset Class, or Targeted Affordable Segment

As of December 31, 2018 [1] **Categories are not mutually exclusive**	Overall Book	Acquisition Year: 2004 & Eariler	2005 - 2008	2009 - 2015	2016	2017	2018	Asset Class or Targeted Affordable Segment: Conventional / Co-op[5]	Senior[5]	Student[5]	Manufactured[5]	Privately Owned with Subsidy[6]
Total Unpaid Principal Balance (UPB) ($B)	$305.9	$5.4	$8.4	$112.1	$49.8	$64.9	$65.3	$267.3	$15.8	$11.7	$11.2	$35.4
Average Unpaid Principal Balance ($M)	$11.2	$4.8	$2.2	$9.4	$16.8	$17.4	$17.6	$10.6	$23.6	$19.7	$11.1	$9.4
Weighted Average Origination LTV Ratio	66%	70%	66%	66%	68%	67%	65%	66%	67%	67%	67%	69%
Weighted Average DSCR[7]	2.0	3.0	2.2	2.0	2.0	1.9	1.9	2.0	2.0	1.8	2.1	2.2
% Fixed-rate	85%	18%	49%	91%	82%	82%	89%	86%	62%	83%	88%	71%
Loan Count	27,380	1,135	3,882	11,951	2,970	3,723	3,719	25,111	668	594	1,007	3,754
% of Book	100%	2%	3%	37%	16%	21%	21%	87%	5%	4%	4%	12%
% of Small Balance Loans[8]	39%	67%	87%	39%	19%	18%	16%	41%	2%	14%	27%	40%
% Lender Recourse[3]	98%	95%	77%	96%	99%	100%	100%	97%	100%	99%	100%	96%
% DUS[4]	98%	97%	86%	98%	99%	97%	99%	98%	98%	100%	100%	95%
Serious Delinquency Rate[9]	0.06%	0.00%	0.39%	0.09%	0.00%	0.06%	0.01%	0.07%	0.00%	0.00%	0.00%	0.10%

UPB by Maturity Year



$5.9B
$9.5B
$13.3B
$19.9B
$20.4B
$237.0B
Share of Book of Business: 100%
Total UPB: $305.9B
2019
2020
2021
2022
2023
Other

Top 10 MSAs by UPB



$12.3B
$8.9B
$7.3B
$9.1B
$14.7B
$8.8B
$7.6B
$9.8B
$26.4B
$20.8B
Share of Book of Business: 41.1%
Total UPB: $125.8B
Atlanta
Chicago
Dallas
Houston
Los Angeles
New York
Phoenix
San Francisco
Seattle
Washington, DC

Multifamily Book of Business by Note Type



Share of Multifamily Book of Business
100%
80%
60%
40%
20%
0%
19%
81%
20%
80%
20%
80%
18%
82%
15%
85%
2014
2015
2016
2017
2018
Variable Rate
Fixed Rate

© 2019 Fannie Mae. Trademarks of Fannie Mae.

2018 Financial Supplement 19

Multifamily Serious Delinquency Rates and Credit Losses (4) (10) DUS/Non-DUS Cumulative Credit Loss Rates by Acquisition Year Through 2018 2003 2004 2005 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2.0% 1.5% 1.4% 1.2% 1.1% 0.9% 1.0% 0.9% 0.9% 0.8% 0.8% C r e d 0.5% i 0.5% t 0.4% 0.4% L 0.3% o 0.3% s 0.2% 0.2% 0.3% s R 0.1% 0.1%0.1% 0.1% a t 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0% 0.0%0.0% 0.0% e 0.0% DUS Credit Loss Rate Total Credit Loss Rate Non-DUS Credit Loss Rate Serious Delinquency Rates(4) (9) Credit Loss (Benefit) Ratio (2) (11) 1.40% 1.36% 6.0 1.20% 1.20% 4.0 2.5 1.00% 0.92% 2.0 0.80% 0.6 0.71% 0.63% 0.0 0.59% 0.60% 0.55% B (0.2) (0.7) a s 0.44% 0.56% i s -2.0 0.50% P S 0.40% 0.34% o e (2.3) i n r (2.7) i 0.39% t o s u 0.24% s 0.21% 0.21% -4.0 D 0.20% 0.15% e 0.24% l 0.11% i 0.10% n 0.18% 0.07% 0.05% 0.07% q 0.05% u e 0.00% 0.08% 0.07% 0.08% 0.06% -6.0 n c y 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2013 2014 2015 2016 2017 2018 R a t e DUS Serious Delinquency Rate Non-DUS Serious Delinquency Rate Multifamily Total Serious Delinquency Rate © 2019 Fannie Mae. Trademarks of Fannie Mae. 2018 Financial Supplement 20

Endnotes © 2019 Fannie Mae. Trademarks of Fannie Mae. 2018 Financial Supplement 21

Financial Overview Endnotes (1) Guaranty fee income includes the impact of a 10 basis point guaranty fee increase implemented in 2012 pursuant to the Temporary Payroll Tax Cut Continuation Act of a 2011, the incremental revenue from which is remitted to Treasury and not retained by the company. (2) Home price estimates are based on purchase transactions in Fannie-Freddie acquisition and public deed data available through the end of December 2018. Including a subsequent data may lead to materially different results. Home price change is not seasonally adjusted. UPB estimates are based on data available through the end of December 2018, and the top 10 states are reported by UPB in descending order. (3) Source: Bureau of Economic Analysis. GDP growth rate for 2018 is the annualized growth rate for Q3 2018, the most recent period for which data are available. (4) Under the terms of the senior preferred stock purchase agreement, dividend payments we make to Treasury do not offset our prior draws of funds from Treasury, and a we are not permitted to pay down draws we have made under the agreement except in limited circumstances. (5) Treasury draws are shown in the period for which requested, not when the funds were received by us. Draw requests have been funded in the quarter following a net worth deficit. © 2019 Fannie Mae. Trademarks of Fannie Mae. 2018 Financial Supplement 22

Single-Family Business Endnotes (1) Single-family conventional loan population consists of: (a) single-family conventional mortgage loans of Fannie Mae; (b) single-family conventional mortgage loans underlying a Fannie Mae MBS; and (c) other credit enhancements that we provide on single-family mortgage assets, such as long-term standby commitments. It excludes non-Fannie Mae a single-family mortgage-related securities held in our retained mortgage portfolio for which we do not provide a guaranty. Conventional refers to mortgage loans and a mortgage-related securities that are not guaranteed or insured, in whole or in part, by the U.S. government or one of its agencies. (2) Calculated based on the average guaranty fee rate for our single-family guaranty arrangements during the period plus the recognition of any upfront cash payments over an a estimated average life. Excludes the impact of a 10 basis point guaranty fee increase implemented in 2012 pursuant to the TCCA, the incremental revenue from which is remitted to a Treasury and not retained by us. (3) FICO credit score is as of loan origination, as reported by the seller of the mortgage loan. (4) Population excludes HARP and other Refi Plus loans acquired under our Refi Plus™ initiative. (5) Calculated based on the aggregate unpaid principal balance of single-family loans for each category divided by the aggregate unpaid principal balance of loans in our single-family a conventional guaranty book of business. Loans with multiple product features are included in all applicable categories. (6) For a description of our Alt-A loan classification criteria, refer to the glossary in Fannie Mae’s 2018 Form 10-K. We discontinued the purchase of newly originated Alt-A loans in a 2009, except for those that represent the refinancing of a loan we acquired prior to 2009, which has resulted in our acquisitions of Alt-A mortgage loans remaining low and the a percentage of the book of business attributable to Alt-A to continue to decrease over time. (7) “Serious delinquency rate" refers to single-family conventional loans that are 90 days or more past due or in the foreclosure process in the applicable origination year, product a feature, or state, divided by the number of loans in our single-family conventional guaranty book of business in that origination year, product feature, or state. (8) The average estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan divided by the estimated current value of the property, which we calculate a using an internal valuation model that estimates periodic changes in home value. Excludes loans for which this information is not readily available. (9) Percentage of loans in our single-family conventional guaranty book of business, measured by unpaid principal balance, included in an agreement used to reduce credit risk by a requiring collateral, letters of credit, mortgage insurance, corporate guarantees, inclusion in a credit risk transfer transaction reference pool, or other agreement that provides for a our compensation to some degree in the event of a financial loss relating to the loan. Because we include loans in reference pools for our Connecticut Avenue Securities and Credit a Insurance Risk Transfer credit risk transfer transactions on a lagged basis, we expect the percentage of our 2018 single-family loan acquisitions with credit enhancement will a increase in the future. (10) The aggregate estimated mark-to-market LTV ratio is based on the unpaid principal balance of the loan as of the end of each period divided by the estimated value of the property a as of the end of the period. (11) Refers to loans included in an agreement used to reduce credit risk by requiring primary mortgage insurance, collateral, letters of credit, corporate guarantees, or other agreements a to provide an entity with some assurance that it will be compensated to some degree in the event of a financial loss. Excludes loans covered by credit risk transfer transactions a unless such loans are also covered by primary mortgage insurance. (12) Outstanding unpaid principal balance represents the underlying loan balance, which is different from the reference pool balance for CAS and some lender risk-sharing a transactions. (13) Includes mortgage pool insurance transactions covering loans with an unpaid principal balance of approximately $7 billion at issuance and approximately $4 billion outstanding a as of December 31, 2018. (14) Measured from the borrowers’ last paid installment on their mortgages to when the related properties were added to our REO inventory for foreclosures completed during the a twelve months of 2018. Home Equity Conversion Mortgages insured by the Department of Housing and Urban Development are excluded from this calculation. (15) Consists of (a) short sales, in which the borrower, working with the servicer and Fannie Mae, sells the home prior to foreclosure for less than the amount owed to pay off the loan, a accrued interest and other expenses from the sale proceeds and (b) deeds-in-lieu of foreclosure, which involve the borrower’s voluntarily signing over title to the property. (16) Consists of (a) modifications, which do not include trial modifications, loans to certain borrowers who have received bankruptcy relief that are accounted for as troubled debt a restructurings, or repayment plans or forbearances that have been initiated but not completed; (b) repayment plans, reflects only those plans associated with loans that were 60 a days or more delinquent; and (c) forbearances, not including forbearances associated with loans that were less than 90 days delinquent when entered. (17) Based on the unpaid principal balance (UPB) of the single-family conventional guaranty book of business as of period end. (18) Credit losses consist of (a) charge-offs net of recoveries and (b) foreclosed property expense (income). Percentages exclude the impact of recoveries that have not been allocated to a specific loans. (19) Defaults include loan foreclosures, short sales, sales to third parties at the time of foreclosure and deeds-in-lieu of foreclosure. Cumulative Default Rate is the total number of a single-family conventional loans in the guaranty book of business originated in the identified year that have defaulted, divided by the total number of single-family conventional loans in the guaranty book of business originated in the identified year. Data as of December 31, 2018 is not necessarily indicative of the ultimate performance of the loans and performance is likely to change, perhaps materially, in future periods. © 2019 Fannie Mae. Trademarks of Fannie Mae. 2018 Financial Supplement 23

Multifamily Business Endnotes (1) Our multifamily guaranty book of business consists of: (a) multifamily mortgage loans of Fannie Mae; (b) multifamily mortgage loans underlying Fannie Mae MBS; a and (c) other credit enhancements that we provide on multifamily mortgage assets. It excludes non-Fannie Mae multifamily mortgage-related securities held in our a retained mortgage portfolio for which we do not provide a guaranty. (2) Credit loss (benefit) ratio represents the credit loss or benefit for the period divided by the average unpaid principal balance of the multifamily guaranty book of a business for the period. Credit benefits are the result of recoveries on previously charged-off amounts. (3) Represents the percentage of loans with lender risk-sharing agreements in place, measured by unpaid principal balance. (4) Under the Delegated Underwriting and Servicing (DUS) program, Fannie Mae acquires individual, newly originated mortgages from specially approved DUS lenders a using DUS underwriting standards and/or DUS loan documents. Because DUS lenders generally share the risk of loss with Fannie Mae, they are able to originate, a underwrite, close and service most loans without our pre-review. (5) See https://www.fanniemae.com/multifamily/products for definitions. Loans with multiple product features are included in all applicable categories. (6) The Multifamily Affordable Business Channel focuses on financing properties that are under an agreement that provides long-term affordability, such as properties a with rent subsidies or income restrictions. (7) Weighted average DSCR is calculated using the most recent property financial operating statements. When operating statement information is not available, the DSCR at the time of acquisition is used. If both are unavailable, the underwritten DSCR is used. Co-op loans are excluded from this metric. (8) Multifamily loans with an original unpaid balance of up to $3 million nationwide or up to $5 million in high cost markets. (9) Multifamily loans are classified as seriously delinquent when payment is 60 days or more past due. (10) Cumulative credit loss rate is the cumulative credit losses (gains) through December 31, 2018 on the multifamily loans that were acquired in the applicable period, as a percentage of the total acquired unpaid principal balance of multifamily loans in the applicable period. (11) Credit loss (benefit) ratio is annualized for the most recent period. © 2019 Fannie Mae. Trademarks of Fannie Mae. 2018 Financial Supplement 24